INVESCO VARIABLE INVESTMENT FUNDS, INC.
                Supplement to Statement of Additional Information
                                dated May 1, 1997

The Section of the above Company's Statement of Additional Information entitled "Management -- Sub-Advisory Agreement" is amended to (1) delete the fourth and fifth paragraphs and (2) substitute the following new paragraphs in their place:

                  The INVESCO Trust Sub-Agreement provides that as compensation for its services, INVESCO Trust shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the applicable Fund's net assets of each Fund managed. The sub-advisory fee for the Industrial Income Fund and Total Return Funds are computed at the following annual rates: prior to January 1, 1998, 0.375% on the first $500 million of each Fund's average net assets, 0.325% on the next $500 million of each Fund's average net assets and 0.275% on each Fund's average net assets in excess of $1 billion; and effective January 1, 1998, 0.25% on the first $500 million of the Fund's average net assets, 0.2166% on the next $500 million of the Fund's average net assets, and 0.1833% on the Fund's average net assets in excess of $1 billion. The sub-advisory fee for the Health Sciences, Small Company Growth and Technology Funds are computed at the following annual rates: prior to January 1, 1998, 0.25% on the first $200 million of each Fund's average net assets and 0.20% on each Fund's average net assets in excess of $200 million; and effective January 1, 1998, 0.25% on the first $200 million of each Fund's average net assets, 0.2167% on the next $500 million of each Fund's average net assets, and 0.1833% on each Fund's average net assets in excess of $700 million. The sub-advisory fee for the High Yield and Utilities Funds are computed at the following annual rates: prior to January 1, 1998, 0.300% on the first $500 million of each Fund's average net assets, 0.275% on the next $500 million of each Fund's average net assets and 0.225% on each Fund's average net assets in excess of $1 billion; and effective January 1, 1998, 0.20% on the first $500 million of each Fund's average net assets, 0.1833% on the next $500 million of each Fund's average net assets, and 0.15% on each Fund's average net assets in excess of $1 billion. The subadvisory fee for the Dynamics Fund is computed at the following annual rates: prior to January 1, 1998, 0.25% on the first $200 million of the Fund's average net assets and 0.20% on the Fund's average net assets in excess of $200 million; and effective January 1, 1998, 0.20% on the first $350 million of the Fund's average net assets, 0.1833% on the next $350 million of the Fund's average net assets and 0.1677% on the Fund's average net assets in excess of $700 billion.

                  The ICM Sub-Agreement provides that as compensation for its services, ICM shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the Total Return Fund's net assets at the following annual rates: prior to January 1, 1998, 0.375% on the first $500 million of the Fund's average net assets, 0.325% on the next $500 million of the Fund's average net assets, and 0.275% on the Fund's average net assets in excess of $1 billion; and effective January 1, 1998, 0.25% on the first $500 million of the Fund's average net assets, 0.2167% on the next $500 million of the Fund's average net assets, and 0.1667% of the Fund's average net assets in excess of $1 billion.

This supersedes the supplement dated December 31, 1997.

The date of this supplement is January 21, 1998.